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                                                                 Exhibit 10.7

                   SECURITY AGREEMENT AND FINANCING STATEMENT


     THIS SECURITY AGREEMENT AND FINANCING STATEMENT (this "Agreement") dated as of January 2, 1998, is by and between Boots & Coots International Well Control, Inc., a Delaware corporation (the "Debtor"), and Geneva Associates, L.L.C. ("Geneva"), as Collateral Agent for the Noteholders (as hereinafter defined) (the "Secured Party").

                                R E C I T A L S:

     A. The Debtor and Geneva have entered into that certain Note Purchase Agreement dated as of January 2, 1998, and the Debtor and Main Street Merchant Partners ("Main Street") have entered into that certain Note Purchase Agreement dated as of January 2, 1998 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, collectively called the "Note Purchase Agreements"), pursuant to which, upon the terms and conditions therein set forth, the Debtor has issued its 10.0% Senior Secured Notes due May 2, 1998, in the aggregate principal amount of $5,000,000 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, together with any notes given by the Debtor in extension, replacement, rearrangement, modification and/or substitution thereof or therefor, collectively called the "Notes" and any holders of the Notes, collectively called the "Noteholders").

     B. Under the terms of the Note Purchase Agreements, the Debtor is required by each of Geneva and Main Street to provide certain security in respect of the liabilities of the Debtor under the Note Purchase Agreements, and each of Geneva and Main Street requires that this Agreement be entered into by the Debtor as a condition precedent to the purchase by it of its respective Notes.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Defined Terms.

          (a) Unless otherwise defined herein, capitalized terms have the same meaning assigned to such terms in the Note Purchase Agreements.

          (b) "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; provided that if by mandatory provisions of law the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Obligations (defined hereinafter) pursuant to the provisions of this Agreement in any Collateral (defined hereinafter) is governed by the Uniform


Securities Agreement and Financing Statement
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     Commercial Code as in effect in a jurisdiction other than the State of Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     2.   Grant of Security Interest.    To secure all obligations now or
hereafter owing by the Debtor to the holders of the Notes under the Note Purchase Agreements, the Notes and the other Documents, together with all amendments, supplements or restatements of any of the foregoing obligations (all of the foregoing obligations, collectively, the "Obligations"), the Debtor hereby conveys, grants, transfers and assigns to the Secured Party and grants to the Secured Party a first priority security interest in all of Debtor's right, title and interest in, to and under, the following (but excluding any Excluded Items as hereinafter defined):

          (a) All equipment, goods and inventory (each term as defined in the UCC), and (whether or not included in such definitions) all tangible personal property, now owned or hereafter acquired by the Debtor, including, without limitation (to the extent now owned or hereafter acquired by the Debtor), (i) all fire fighting and blowout equipment, (ii) all research, storage or office equipment, computer hardware and software machinery, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies, of every nature, wherever located, and (iii) all additions, accessories and improvements to any equipment and all substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of any equipment, personal property or fixtures, together with all accessions thereto;

          (b) All accounts (as defined in the UCC) and accounts receivable now owned or hereafter acquired by the Debtor;

          (c) All rights of the Debtor under or arising out of present or future leases or contracts relating to any equipment;

          (d) All rights of the Debtor in, to and under all patents, trademarks, tradenames, copyrights, techniques, processes, formulas, know-how or other intellectual property, and licenses thereof, including, without limitation, the trade name "Boots & Coots";

          (e) All rights of the Debtor in, to and under all permits, authorizations, approvals, registrations, licenses, approvals, certificates of convenience or necessity franchises, immunities, easements, consents, grants, ordinances or other rights granted by any governmental authority;

          (f) All rights of the Debtor in and to all books, records, writings, databases (electronic or otherwise), information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to, any of the


Securities Agreement and Financing Statement
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     foregoing;

          (g) All rights of the Debtor in, to or under (i) all sales orders, sales contracts, purchase orders, purchase contracts, operating agreements, management agreements, service agreements, development agreements, consulting agreements and leases and (ii) all other contract rights, general intangibles (as defined in the UCC) and, to the extent they can lawfully be conveyed or assigned, under express or implied warranties from providers of goods or services;

          (h) All rights of the Debtor in, to and under all products, accessions, rents, issues, profits, returns, income and proceeds of any and all Collateral and, to the extent not otherwise included, all rights of the Debtor in, to and under all payments under insurance or any indemnity, warranty or guaranty payable by reason of any loss or damage to any Collateral or otherwise with respect to any of the Collateral; and

          (i) All rights of the Debtor in, to and under all moneys and securities deposited with the Secured Party pursuant to any term of this Agreement or any other Document to be held by the Secured Party hereunder or thereunder (collectively "Cash Collateral").

All of the foregoing property, whether now owned or hereafter acquired, other than the Excluded Items, is hereinafter collectively referred to as the "Collateral"; Collateral described in clauses (g) and (h) may be referred to herein as "Collateral Proceeds"). To have and to hold all and singular the Collateral by the Secured Party, its successors and assigns, in trust for the benefit and security of the Secured Party and for the uses and purposes, and subject to the terms and provisions, set forth in this Agreement and in the Note Purchase Agreements. Any term of this Agreement to the contrary notwithstanding, the Collateral does not include any of the Excluded Items. The term "Excluded Items" means and includes all properties or assets described above, whether now owned or hereafter acquired by the Debtor, which by their terms or by reason of applicable law would become void or voidable if a security interest therein were granted hereunder by the Debtor or which cannot be granted, conveyed, mortgaged, transferred or assigned by this Agreement or in which a security interest cannot effectively be granted hereunder.

     3.   Rights of Debtor; Debtor Remains Liable.

          (a) Any term of this Agreement to the contrary notwithstanding, until written notice shall be given to the Debtor in accordance with Section 10 that the Secured Party is exercising its rights under Section 10, the Debtor shall have the right, subject to the prohibitions contained in the Note Purchase Agreements to possess, retain, enjoy and use the Collateral, to give consents, waivers or notifications with respect to the Collateral, to exercise its rights, powers and privileges under the Collateral, to agree to any modification of any of the terms of the Collateral, to dispose of any of the Collateral (it being agreed that the Lien of this Agreement shall attach to the proceeds thereof), and

Securities Agreement and Financing Statement
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     otherwise to act with respect to the Collateral in the ordinary course of business, in each case other than with respect to any Cash Collateral held by the Secured Party. The Secured Party shall from time to time execute such instruments and take such other action, in each instance, at the Debtor's sole expense, as may reasonably be requested of it to give effect to, or to confirm any action taken by the Debtor in accordance with this
     Section 3(a).

          (b) Any term of this Agreement to the contrary notwithstanding, until written notice shall be given to the Debtor in accordance with Section 10 that the Secured Party is exercising its rights under Section 10, the Debtor shall be entitled, from time to time, except as may otherwise be provided in the Note Purchase Agreements, to collect and receive for its own use all Collateral Proceeds. Any Collateral Proceeds collected or received by or paid over to the Debtor pursuant to this Section 3(b) may be used, distributed or otherwise disposed of by the Debtor as it determines except as may otherwise be provided in the Note Purchase Agreements.

          (c) Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto), to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, in each case, solely by reason of this Agreement.

     4. Representations and Warranties. The Debtor represents and warrants as follows:

          (a) The Debtor owns the Collateral presently owned by it free and clear of any Lien, except for Permitted Liens. No effective financing statement, mortgage, or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for
     (i) protective filings under true leases, (ii) filings filed in favor of the Secured Party for the benefit of the Secured Party relating to this Agreement, and (iii) filings, if any, with respect to Permitted Liens.

          (b) This Agreement has been duly executed and delivered by the Debtor. Upon the filing of financing statements in the locations requested by the Secured Party, the security interests granted herein shall constitute valid and perfected security interests in the Collateral, subject only to Permitted Liens, to the extent such security interests can be perfected by such filings pursuant to the UCC.

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          (c) As of the date hereof, no consent of, or notice to, any other
     Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by the Debtor of the Liens granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, other than the filing of financing statements as provided in (b) above and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.

     5.   Further Assurances.

          (a) The Debtor agrees that from time to time, at the expense of the Debtor, that it will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as the Secured Party may request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

          (b) The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by the Debtor covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Debtor will furnish to the Secured Party from time to time such statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as the Secured Party may reasonably request at reasonable intervals, all in reasonable detail.

          (d) The Debtor will promptly notify the Secured Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

          (e) The Debtor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the address beside its signature hereto or, upon thirty (30) days' prior written notice (or such other notice acceptable to the Secured Party) to the Secured Party, at such other locations in


Securities Agreement and Financing Statement
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     a jurisdiction where all action required by this Section 5 shall have been taken with respect to the Collateral. The Debtor will hold and preserve such records and will upon reasonable notice permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records.

     6. Insurance. The Debtor shall, at its own expense, maintain insurance with respect to the Collateral as required by the Note Purchase Agreements.

     7. Transfers and Other Liens. The Debtor shall not (i) Transfer any of the Collateral except as permitted by the Note Purchase Agreements, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens.

     8. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against other parties or any other rights with respect to any Collateral.

     9. Events of Default. The Debtor shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in any of the Note Purchase Agreements (an "Event of Default").

     10. Remedies. If any Event of Default shall have occurred and be continuing, to the extent not prohibited by applicable law:

          (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or under the Note Purchase Agreements, the other Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and the Secured Party may also (i) require the Debtor to, and the Debtor hereby agrees that it will, at its expense and upon request of the Secured Party, forthwith (but in no event sooner than can be effectuated in compliance with all applicable laws) assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell, assign or otherwise convey (as applicable) the Collateral or any part thereof in one or more parcels at public or private sale, for cash or on credit, and upon such other terms as may be commercially reasonable. The Debtor agrees, to the fullest extent that it may


Securities Agreement and Financing Statement
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     effectively do so under applicable law, that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification thereof within the meaning of Section 9.504(c) of the UCC. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any proceeds of the Collateral received by the Secured Party may, and if direct by the Debtor shall, be applied to the Notes pursuant to the terms of the Note Purchase Agreements and the Intercreditor Agreement.

          (c) All rights of marshalling of assets of the Debtor, including any such right with respect to the Collateral, are hereby waived by the Debtor, to the fullest extent that it may effectively do so under applicable law.

     11. Attorney-in-Fact. The Debtor further agrees, at its expense, to do, make, procure, assign, endorse, and deliver all acts, things, writings (including, without limitation, any check, endorsement, certificate or any other instrument required by the Secured Party), and assurances as the Secured Party may at any time reasonably require to protect, assure, or enforce its interest and remedies created by this Agreement. The Debtor further agrees that while any Event of Default is continuing, the Secured Party may receive any and all proceeds or income from the Collateral, and the Secured Party may execute, assign, and endorse appropriate receipts, releases and satisfaction, or negotiable or non-negotiable instruments, or any other instruments or documents in the name of and as agent for the Debtor, or in its own name, which the Debtor has agreed to execute, sign, or endorse herein or any assigned agreements or contracts, and the Secured Party is hereby constituted and appointed the agent and attorney-in-fact of the Debtor to do all acts with respect to any of the Collateral necessary or desirable to accomplish the purposes of this Agreement, and to execute and endorse all such instruments, in each case while any Event of Default shall be continuing. The Debtor agrees that this power of attorney is coupled with an interest and may not be revoked until this Agreement is no longer in full force and effect as provided in Section 22. At such time thereafter or after such Event of Default shall cease to be continuing, any amounts then held by Secured Party pursuant to this Section 11 shall be paid over to the Debtor.

     12. No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. To the fullest extent permitted by applicable laws, the rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.


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     13.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns. The Debtor may not assign any of its rights or obligations under this Agreement.

     14. Amendment; Entire Agreement. This Agreement embodies the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by a document in writing signed by the parties hereto.

     15. Notices. Any notice, consent, or other communication required or permitted to be given under this Agreement to the Secured Party or the Debtor must be in writing and delivered in person or by facsimile or by registered or certified mail, return receipt requested, postage prepaid, as follows:

     To Secured Party: Geneva Associates, L.L.C., as Collateral Agent
                       Attn: Mr. Tracy Turner
                       First Union Tower
                       P.O. Box 21962
                       Greensboro, North Carolina 27420
                       Telephone: (910) 275-7002
                       Facsimile:  (910) 274-4984

     Copy to:          Hutcheson & Grundy, L.L.P.
                       Attn:  Ms. Lisa J. Mellencamp
                       1200 Smith Street, Suite 3300
                       Houston, Texas 77002-4579
                       Telephone:  (713) 951-2800
                       Facsimile:  (713) 951-2925

     To Debtor:        Boots & Coots International Well Control, Inc.
                       Attn:  Mr. Larry Ramming
                       5151 San Felipe, Suite 450
                       Houston, Texas  77056
                       Telephone:  (713) 621-7911
                       Facsimile:  (713) 621-7988

     Copy to:          Brown, Parker & Leahy, L.L.P.
                       Attn:  Mr. William T. Heller
                       1200 Smith Street, Suite 3600
                       Houston, Texas  77002
                       Telephone:  (713) 654-8111
                       Facsimile:  (713) 621-7988

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Any such notice, consent, or other communication shall be deemed given when delivered in person, when received by confirmed facsimile or, if given by U.S. Mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested.

     16. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement, and the rights and duties of the parties hereto, shall be construed in accordance with and governed by the internal laws of the State of Texas; provided, however that any enforcement of the Secured Party's rights and remedies in any other jurisdiction shall, to the extent required by applicable laws, be governed by the laws of the jurisdiction of enforcement. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and of any Texas State court sitting in Houston, Texas for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS.

     17. Headings. The headings and captions used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     18. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the rights of the Secured Party to rely upon them.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     21. Construction. The Debtor and the Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to

Securities Agreement and Financing Statement
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review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Secured Party.

     22. Termination; Release. On the Collateral Termination Date, the Liens created hereby (and all rights of the Secured Party hereunder) shall terminate, and the Secured Party, at the request and expense of the Debtor, forthwith will execute and deliver to the Debtor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Note Purchase Agreements. Upon such release and redelivery of all of the Collateral, this Agreement shall terminate. The term "Collateral Termination Date" shall mean the first date on which no
Note is outstanding under the Note Purchase Agreements and no other obligation is due and payable thereunder or under any other Document.

     IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Agreement to be duly executed as of the day and year first above written.

                              DEBTOR:

                              BOOTS & COOTS INTERNATIONAL WELL
                              CONTROL, INC., a Delaware corporation


                    By: ________________________________________
                    Name: ______________________________________
                    Title: _____________________________________


                              SECURED PARTY:

                              GENEVA ASSOCIATES, L.L.C., as
                              Collateral Agent


                    By: ________________________________________
                    Name: ______________________________________
                    Title: _____________________________________


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